                                                                     EXHIBIT 4.1

                              CERTIFICATE OF TRUST
                                       OF
                           BUDGET GROUP CAPITAL TRUST

          THIS CERTIFICATE OF TRUST of Budget Group Capital Trust (the "Trust"), dated as of June 4, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, et seq.).

          (i) Name. The name of the business trust being formed hereby is Budget Group Capital Trust.

          (ii) Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

          (iii) Effective Date. This Certificate of Trust shall be effective as of its filing with the Secretary of State of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                              THE BANK OF NEW YORK, as trustee


                              By:           /s/ Mary La Gumina
                                   --------------------------------------
                                   Name:  MARY LA GUMINA
                                   Title: ASSISTANT VICE PRESIDENT


                              THE BANK OF NEW YORK (DELAWARE), as trustee



                              By:       /s/ Frederick W. Clark
                                   --------------------------------------
                                   Name:   FREDERICK W. CLARK
                                   Title:  Authorized Signatory




                              -------------------------------------------
                              SCOTT R. WHITE, as trustee


                              -------------------------------------------
                              ROBERT L. APRATI, as trustee


                              -------------------------------------------
                              MICHAEL B. CLAUER, as trustee




                               STATE OF DELAWARE
                               SECRETARY OF STATE
                            DIVISION OF CORPORATIONS
                           FILED 11:00 AM 06/04/1998
                              981214942 - 2902202

                              CERTIFICATE OF TRUST
                                       OF
                           BUDGET GROUP CAPITAL TRUST

          THIS CERTIFICATE OF TRUST of Budget Group Capital Trust (the "Trust"), dated as of June 4, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, et seq.).

          (i) Name. The name of the business trust being formed hereby is Budget Group Capital Trust.

          (ii) Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

          (iii) Effective Date. This Certificate of Trust shall be effective as of its filing with the Secretary of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                              THE BANK OF NEW YORK, as trustee


                              By:  ----------------------------------------
                                   Name:
                                   Title:


                              THE BANK OF NEW YORK (DELAWARE), as trustee


                              By:  ----------------------------------------
                                   Name:
                                   Title:


                              /s/ Scott R. White
                              ---------------------------------------------
                              SCOTT R. WHITE, as trustee


                              /s/ Robert L. Aprati
                              ---------------------------------------------
                              ROBERT L. APRATI, as trustee


                              /s/ Michael B. Clauer
                              ---------------------------------------------
                              MICHAEL B. CLAUER, as trustee